Exhibit 99.1

The Next Level Golden Telecom, Inc. Investor Presentation Jean-Pierre Vandromme, CEO Boris Svetlichny, Senior Vice President, CFO&Treasurer 4Q06 and Full Year 2006 Earnings Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny, CFO Thursday, March 15, 2007 9:00a.m. (U.S. Eastern Time Zone), 1:00p.m. (London Time), 4:00p.m. (Moscow Time) U.S.:+1 (877) 209-0397, International: +1 (612) 332-0637 No access code is necessary Replay available from March 15, 2007, 5:45p.m. through March 22, 2007, 11:59p.m. (U.S. Eastern Time Zone) U.S.:+1 (800) 475-6701, International.: +1 (320) 365-3844 Enter access code 866004 Live Webcast: www.goldentelecom.com/webcast_en The webcast will also be available for replay on the Internet from March 15, 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on uses of the credit facility and the expected benefits from such, our corporate strategy, including our plans to expand into the Russian regions and new market segments, our broadband and WiFi strategy and our plans to utilize our Federal Transit Network for DLD/ILD service offerings, the Company's acquisition strategy and the expected benefits of such acquisitions, including acquisition of Corbina Telecom and Fortland, the development of our broadband, Ukrainian FMC, WiFi and fiber optic projects, financial forecasts, expected capital expenditures and projected returns from such, the delivery and launch of certain equipment and our financial guidance for 2007 including expected revenue and market growth. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate, that we do not use the credit facility as we anticipate or that it does not bring the expected benefits, to further develop our broadband service offering and implement our Federal Transit Network for DLD/ILD services, the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that our capital expenditures do not bring the expected returns, that our margins may weaken in the face of competition or adverse regulatory events, that our financial results are worse than we expected, that we are unable to attract debt financing and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10-Q filed during 2006, current reports on Form 8-K filed during 2006 and 2007, the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements 1

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. Set forth in slides 25-28 are attachments that reconcile these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Anna Chin Go Pin e-mail: ir@gldn.net e-mail: achin@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

Fourth quarter and full year 2006 earnings release Financial Overview

2006 full year key financial highlights Explicit evidence of successful strategy implementation 28% year-on-year increase in consolidated revenue 26% year-on-year increase in operating income excluding cost of Stock Appreciation Rights1 ("SARs") or 10% year-on-year increase including cost of SARs 23 % year-on-year increase in EBITDA excluding cost of SARs or 14% year-on-year increase including cost of SARs 35% year-on-year increase in net income excluding cost of SARs or 12% year-on-year increase including cost of SARs Note (1): The Golden Telecom, Inc. 2005 Stock Appreciation Rights Plan were approved by the Company's Board of Directors in September 2005. Seventy-five percent of the SARs granted shall be subject to time vesting, twenty-five percent of the SARs granted were subject to performance vesting upon the Company's common stock achieving a closing trading price of at least $50.00 per share for thirty consecutive days, which took effect in February, 2007. The fair value of each SAR award is estimated at the end of each reporting period using the Monte Carlo simulation-based valuation model. The Company adopted SFAS No. 123R "Accounting for Stock- based Compensation - Revised" as of January 1, 2006 using the modified prospective method in its accounting for SARs and stock options. In accordance with this method, the consolidated financial statements for prior periods have not been restated. The total cost of SARs expense was $17.5 million net of tax, for year ended December 31, 2006. Of this amount, $12.7 million was incurred during the fourth quarter of 2006, when the stock price increased from $30.25 to $46.84 per share. In 2005 there were no SARs related expenses. Presently, Golden Telecom is reviewing its SARs program and investigating other forms of equity based compensation for its employees to decrease volatility of related expenses. A reconciliation of all non-GAAP items to the most directly comparable GAAP financial measures is included in this press release as Attachment D through G. 4

'Dec 05 'Dec 06 T spend 50 70.4 4Q05 4Q06 EBITDA, $ m 'Dec 05 'Dec 06 T spend 200 246.9 2005 2006 Strong financial performance 'Dec 05 'Dec 06 T spend 65.5 70.4 3Q06 4Q06 Growth 41% y-o-y, without cost of SARs 14.8 (*) 55.6 2.4(*) 14.8(*) 63.1 55.6 19.5(*) 227.4 'Dec 05 'Dec 06 T spend 175.5 250.8 4Q05 4Q06 Revenue, $ m 'Dec 05 'Dec 06 T spend 667.4 854.6 2005 2006 'Dec 05 'Dec 06 T spend 228.7 250.8 3Q06 4Q06 Growth 43% y-o-y (1) Growth 10% q-o-q (2) Growth 28% FY (3) Note (1): y-o-y stands for Year-on-Year Note (2): q-o-q stands for Quarter-on-Quarter Note (3): FY stands for 12 months results Note (*): stands for cost of SARs accrued for the stated period Growth 7% q-o-q, without cost of SARs Growth 23% FY, without cost of SARs

'Dec 05 'Dec 06 T spend 26.5 43.2 4Q05 4Q06 Operating Income ,$m 'Dec 05 'Dec 06 T spend 116 146.7 2005 2006 'Dec 05 'Dec 06 T spend 39.1 43.2 3Q06 4Q06 Strong financial performance 28.4 14.8 (*) 14.8(*) 19.5 (*) 'Dec 05 'Dec 06 T spend 17.9 32.5 4Q05 4Q06 Net Income, $m 'Dec 05 'Dec 06 T spend 76.1 103 2005 2006 'Dec 05 'Dec 06 T spend 26.3 32.5 3Q06 4Q06 12.7(*) 2.1 (*) 12.7 (*) 17.5(*) Growth 82% y-o-y, without cost of SARs Growth 24% q-o-q, without cost of SARs Growth 35% FY, without cost of SARs Growth 63% y-o-y (1) , without cost of SARs Growth 26% FY (3) , without cost of SARs Growth 10% q-o-q (2) , without cost of SARs Note (1): y-o-y stands for Year-on-Year Note (2): q-o-q stands for Quarter-on-Quarter Note (3): FY stands for 12 months results Note (*): stands for cost of SARs accrued for the stated period 28.4 127.2 19.8 24.2 19.8 85.5 2.4(*) 36.7 6

Strong balance sheet and operational cash flows allowed full financing of CAPEX, acquisitions and dividends in 2006 Use of cash CAPEX of approximately $175.6m Cash spent on acquisitions $26.8m Dividends of $22.0m paid during 2006 $18.4m of cash $1.6m of long term debt and capital lease obligations End balance 7

Golden Telecom has signed a $275m five year syndicated loan facility with 15 international lenders Heavily oversubscribed, the facility was increased to $275m from $200m, as initially anticipated 18 months commitment for utilization with quarterly repayments beginning 2 years after signing The loan carries annual interest at LIBOR+1.5% for the first 24 months and LIBOR + 2% per annum thereafter Citibank and ING Bank acted as mandated lead arrangers Construction of broadband networks Acquisition and further development of Corbina Telecom Acquisition of Fortland and investment in digital TV broadcasting Continuous regional expansion and consolidation of alternative operators Improvement of the capital structure (effectively lowering cost of capital and increasing future returns on equity) Successful entry into the credit market Flexibility to react quickly when market opportunities appear Loan Purposes Benefits

Fourth quarter and full year 2006 earnings release Strategy Update

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Become a national player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC launch in Ukraine Organic growth Acquisitions New market segments Approach SME, SOHO and Top-End residential clients with new product offerings Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Continue to pursue corporate clients in Moscow and St. Petersburg

BCS COS Cons I Mob Total 103.2 57.2 11.9 3 175.5 T spend 141.5 94.4 12.9 2 250.8 BCS COS CMS Mob East 0.57 0.362 0.057 0.011 Revenue is up across all main business lines Revenue per line of business (y-o-y), $ m BCS(1) COS(1) Consumer internet Mobile Total Revenue per line of business (full year), $ m BCS(1) COS(1) Consumer internet Mobile Total 4Q05 4Q06 FY05 FY06 +26% +40% +9% -32% +28% +37% +65% +8% -33% +43% Revenue structure, FY 2006 57.0% BCS 36.2% 5.7% 1.1% COS Consumer Internet Mobile BCS COS CMS Mob East 0.564 0.376 0.051 0.007 Revenue structure, FY 4Q 06 56.4% BCS 37.6% 5.2% 0.8% COS Consumer Internet Mobile Note (1): BCS stands for business and customer services, COS stands for carrier and operator services BCS COS Cons I Mob Total FY05 387.4 221.4 44.5 14.1 667.4 FY06 487.2 309.1 48.6 9.6 854.6

Moscow Regions East 432.3 235.1 Moscow Regions East 532.8 322 In 4Q06, 39% of Golden Telecom revenues came from outside Moscow with growth rates up to 60% Moscow NW Ukraine Other regions FY05 432.3 58.8 73.8 102.5 FY06 532.8 79.2 81.9 160.7 Ukraine Other regions NW Russia(1) Moscow +11% +23% +35% +57% Regional growth, FY06 vs. FY05 2006 2005 Moscow NW Ukraine Other regions 4Q05 109.1 16.1 18.9 31.4 4Q06 154 25.7 23.2 47.9 Ukraine Other regions NW Russia(1) +23% +41% +60% +53% Regional growth, 4Q06 vs. 4Q05 4Q06 4Q05 Moscow Regions East 109.1 66.4 Moscow Regions East 154 96.8 4Q05 4Q06 100%=$175.5m 100%=$250.8m Regions Regions Moscow Moscow $66.4m $109.1m $96.8m $154.0m Regional revenue breakdown 4Q06 vs. 4Q05, $m 2005 2006 100%=$667.4m 100%=$854.6m Regions Regions Moscow Moscow $235.1m $432.3m $321.8m $532.8m Regional revenue breakdown full year, $m Moscow Note (1): NW Russia stands for North West Region of Russia 12

Top-20 cities constitute half of the fixed-line market in Russia with Golden Telecom already present in 17 of them Source: J'son&Partners, management estimates City Population in the city, 2005, m GRP capita 2006, $ 'k City Golden Telecom's market share in the city currently Moscow 10.4 13.7 3,486 14% St. Petersburg 4.6 6.1 407 14% Novosibirsk 1.4 4.4 83 6% N. Novgorod 1.3 4.1 63 23% Ekaterinburg 1.3 4.9 72 16% Samara 1.2 5.5 49 21% Omsk 1.1 9.5 40 - Kazan 1.1 6.2 55 1% Chelyabinsk 1.1 5.7 60 - Rostov-on-Don 1.1 2.8 48 1% Ufa 1.0 4.4 47 9% Volgograd 1.0 3.5 39 5% Perm 1.0 4.2 46 - Krasnoyarsk 0.9 6.5 46 33% Saratov 0.9 3.4 39 2% Top 20 Cities 32.4 4,753 Total Russia 142.9 6.0 10% Voronezh 0.8 2.8 41 19% Krasnodar 0.7 3.3 38 16% Vladivostok 0.6 4.2 38 14% Khabarovsk 0.6 5.0 34 10% Kaliningrad 0.4 4.6 22 26% 12-15% Note (1): Excluding wholesale revenues (except for Moscow and St. Petersburg) Whole Region 3,486 407 168 166 260 156 82 204 187 164 174 105 149 124 119 6,447 9,779 99 117 145 86 49 Fixed line market size, 2006(1), $m Golden Telecom's market share in the city in 2006 12% 11% 5% 14% 11% 15% - 1% - 1% 5% 3% - 26% 2% 9% 15% 15% 8% 8% 15% 10-12%

Structured approach to acquisitions: Strategic fit Valuable resources (last mile access, frequencies, etc.) Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS) Tailored due diligence process Proven track record of successful integration Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each Organic expansion as an alternative market entry scenario In 2006, 16% of the growth in our regional revenues came from acquisitions Golden Telecom has a proven record of successful deal execution and integration of acquired companies Golden Telecom's acquisition strategy Sakhalin Telecom Sep 2005 Acquired 60% $5.0m Sochi Telecom Oct 2005 Acquired 100% $2.1m Tatintelecom Mar 2006 Acquired 70% $4.0m TTK Apr 2006 Acquired 100% $3.8m Telcom Aug 2006 Acquired 100% $1.7m Kubtelecom Jun 2006 Acquired 74% $10.1m Binar Apr 2006 Asset purchase $0.3m Corus ISP Oct 2006 Acquired 100% $1.2m Rascom Nov 2005 Acquired 54% $11.1m S-Line Oct 2006 Acquired 75% $7.5m Corbina Feb 2007 Acquisition of 51% in process Vitus Nov 2006 Acquired 100% $0.1m Fortland Feb 2007 Acquired 65% $49.7m Les-Transit Dec 2006 Asset purchase $0.5m Uralkhimmash Dec 2006 Asset purchase $0.2m Informtechnology Dec 2006 Acquired 100% $0.5m 14

4Q05 1Q06 2Q06 3Q06 4Q06 3/7/2007 CPP 22.2 35.5 52.2 76.1 120.3 170 Closing of Corbina acquisition will eliminate the 'last mile deficit' in Moscow Note: FTTB- Fibre To The Building; SME-Small and Medium size Enterprises; DAMPS-Digital Advanced Mobile Phone System; MVNO- Mobile Virtual Network Operator Corbina has more than 10 years experience, with exposure to mass market and SME segment and quasi-MVNO operations (DAMPS) In early 2006, Corbina began the roll out of a FTTB network in Moscow and other major Russian cities As of March 2007, Corbina had more than 2.6m apartments passed and approximately 170k subscribers in Russia Corbina's FTTB network is one of the largest worldwide Corbina is presently the #2 broadband provider in Russia with the highest net addition rates in Moscow Corbina Telecom 2005 1Q06 2Q06 3Q06 4Q06 3/1/2007 CPP 0.4 0.8 1.1 1.7 2.4 2.6 4Q05 1Q06 2Q06 3Q06 Corbina's FTTB network in Russia, m apartments passed Mar 07 Corbina's FTTB network in Russia, Broadband users, k Corbina's revenue structure, $m Acquisition in process 4Q06 4Q05 1Q06 2Q06 3Q06 Mar 07 4Q06 2005 2006 DAMPS 30.5 29.5 BCS 25.9 40.4 Broadband 5.7 13.9 WHS 8.4 5.5 FTTB Wholesale 2005 2006F $70.5m $89.3m BCS DAMPS

Golden Telecom operates Europe's largest metropolitan WiFi network

Golden WiFi Network in Moscow

- More than 6,700 WiFi nodes deployed. The largest WiFi network in Europe
- The installed nodes cover 800,000 apartments. Target area – one-third of 3.9 million households
- Commercial launch effective from March 1, 2007
- More than 6,000 people signed up for the service while in the commercial mode (Since Mar 2007)
- Tariff policy:
  - 500 rubles incl. VAT (~$18) charge for monthly unlimited use
  - 100 rubles per hour
- Free connection and no limitation on traffic

www.GoldenWiFi.ru

(also available in English)

Coverage area in the city


Moscow







- SmartAnt helps to boost signal strength

Source: Management reports

16

Golden Telecom, Inc. – 4Q06 and FY06 Earnings release

Through successful closing of Fortland acquisition, Golden Telecom will be able to enter the media market

TV Broad-casting

- TV penetration in Russia is 98.5% (1.5 TV sets/household)
- Free TV market in 2006
- Pay TV market is over $580m growing at 45% per year
- Russian government announced complete switch to digital TV by 2014

DVB-T technology

- DVB-T is a digital TV broadcasting technology:
  - more channels
  - better quality of picture
  - additional services
- Most cost-effective technology
- Signal is received via integrated receiving device or a set-top box
- Accepted standard in Europe and Australia

Fortland acquisition

- Licenses and frequencies for Moscow, St. Petersburg. Expansion in other 22 major cities in Russia (out of 30) planned

TV broadcasting development strategy

- TV content is the key for success of Triple Play
- DVB-T combined with wireless broadband forms 'invisible last mile' as opposed to traditional 'cable'



DVB-T
FTTB (cable)
WiFi/WiMax

- Access to 35m people in major cities of Russia
- Familiar product with superior quality
- Up-sell potential for telecom products

Hardware set up	Contract channels	Free TV launch	Triple Play launch
2Q07	2Q07	3Q07	4Q07

Golden Telecom

- high speed Internet access
- digital TV with 50 channels
- VoIP (incl. DLD/ILD)

Source: Discovery Research Group, Management estimates

Note: VoIP – Voice over Internet Protocol, DVB-T is Digital Video Broadcasting over Terrestrial stations

17

Golden Telecom, Inc. – 4Q06 and FY06 Earnings release

With access to 2.2m businesses and 143m people via its FTN Golden Telecom plans to capture 20% of the DLD/ILD market Presently, the DLD/ILD market in Russia is estimated at $2.5- 3.0 billion Golden Telecom has historically provided DLD/ILD services to its clients connected to its network Golden Telecom received access codes ("51" for DLD and "56" for ILD) in December 2006 The marketing plan encompasses: Focus on corporate clients with prepaid 'carrier select' option for residential clients Selective regional approach Offering cheaper prices (~10% less than the incumbent) for better quality of connection Golden Telecom's Federal Transit Network (FTN) in Russia 4 ILD switches 7 DLD switches 88 interconnection points Tariff structure for DLD/ILD traffic in Russia Golden Telecom Local operator Zonal operator DLD/ILD operator 5-10% 10-15% 10-15% 5-10% 30-50% 'Golden' access codes 051 for DLD 056 for ILD

2.5G network deployment in Ukraine Has offered fixed-line services to corporate clients since 1997 Technical presence in all major cities GSM-1800 license and roaming agreement with URS give access to 86% of the territory and 38m people Acquisition of S-Line with countrywide WiMax license and frequencies First FMC project in the CIS Aimed at corporate customers (SME/SOHO1) Combined offer includes: High speed broadband access Complete mobility One number/address and one bill Note: SME - Small and Medium Enterprises, SOHO - Small Office, Home Office, FMC-Fixed Mobile Convergence Golden Telecom Ukraine FMC project Golden Telecom plans to capture 5% of the Ukrainian mobile market with its FMC offering

Fourth quarter and full year 2006 earnings release Outlook for 2007

2001 2001 2002 2003 2004 2005 2006 Revenue 140 198.7 360.5 584 667.4 855 2001 2002 2003 2004 2005 2006 Revenues, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc -45.3 31.4 69.7 95.5 115.9 147 2001 2002 2003 2004 2005 2006 Operating Income, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc -39 29.8 55.4 64.8 76.1 103 2001 2002 2003 2004 2005 2006 Net Income, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc 27.4 61.4 115 170.5 199.9 247 2002 2003 2004 2005 2006 EBITDA, 2001-2006, $m Golden Telecom has a history of solid financial performance 2001-2006 CAGR 44% 2001-2006 CAGR1 56% 2002-2006 CAGR1 48% 2002-2006 CAGR1 36% 19 (*) 127 227 19 (*) 18 (*) 86 Note (*): stands for cost of SARs accrued for the stated period Note (1): figures for 2006 without cost of SARs 21

We expect our revenues to grow by 35-40% in 2007 Mob FL Other East 0.47 0.33 0.2 Total Telecom Spend in Russia in 2006 100%=$30.7bn Fixed line Other Mobile Corpo Mass East 0.54 0.46 100%=$10.2bn Corporate Residential Regions Moscow SPB East 0.62 0.32 0.06 Russian Fixed Line Spend in 2006 St.-Petersburg Regions Moscow We expect corporate market growth dynamics to be in line with what we observed in 2001-2006 We see the major drivers for growth: In the regions (from geographic perspective) In broadband (from technologic perspective) We anticipate sustainable market growth in corporate sector We plan to gain new market share of at least 20% by 2010 In each of the regional markets we are active In the SME segment In the Moscow broadband segment (through Golden WiFi and Corbina's FTTB) Revenues of Corbina Telecom will be consolidated from the second half of 2007 onwards Golden Telecom's vision of the future 35-40% revenue growth in 2007

CAPEX expected to be approximately 20% of our revenue between 2007 and 2010 BAU New Total Capex 0 0.11 0 0.11 0.1 0.21 Business as usual New projects Total CAPEX Business as usual Growth 19-22% of revenues 10-12% of revenues We estimate that between 2007 and 2010 CAPEX will be approximately 20% of our revenues 10% of our CAPEX is necessary to sustain growth in line with the market growth rates and maintain, upgrade and develop existing infrastructure We will invest the remaining 10% in construction of broadband networks, business development and new projects, all of which a target payback period of 3 years. Main projects: Deployment of FTTB networks in major Russian cities Digital TV broadcasting using DVB-T Construction of zonal networks in selected regions Construction of Fiber Optic Cable Lines ("FOCL") in Russia/CIS FMC development in Ukraine We expect CAPEX to decline as percentage of revenues once the deployment of broadband networks is completed. 9-10% of revenues Note (1): CAPEX - Capital Expenditures Golden Telecom's CAPEX (1) structure

Appendix Fourth quarter and full year 2006 earnings release

Reconciliation of consolidated EBITDA and EBITDA without cost of SARs to consolidated net income (Amounts in US $) Three Months Ended Twelve Months Ended 12 /3 1 /05 9 /30/06 12 /3 1 /06 12 /3 1 /05 12 /3 1 /06 EBITDA without cost of SARs $ 50.0 $ 65.5 $ 70 .. 4 $ 200.0 $ 24 6 .. 9 Cost of SARs - 2.4 14.8 - 19.5 EBITDA 50. 0 63 .. 1 55 .. 6 200 ..0 22 7 .. 4 Depreciation and amortization 2 3 .. 5 2 6 .. 4 2 7 .. 2 84 .. 0 100 .. 2 Operating Income 26 .. 5 3 6 .. 7 2 8 .. 4 116 .. 0 12 7 .. 2 Other income (expense): Equity in earnings (losses) of ventures ( 0. 1 ) 0.3 0. 9 0. 4 1. 9 Foreign currency gain (loss) ( 0. 8 ) 0. 1 - ( 1 .. 2 ) 1. 7 Interest income (ex pense) , net 0. 5 0.1 ( 0. 1 ) 1. 7 0 .. 6 Total other income ( 0 .. 4 ) 0 .. 5 0 .. 8 0 .. 9 4 .. 2 Income before income taxes and minority Interest 26 .. 1 3 7 .. 2 29 .. 2 116 .. 9 1 31 .. 4 Income taxes 7 .. 3 11. 1 8 .. 6 3 7 .. 8 4 0 .. 4 Minority interest 0. 9 1. 9 0 .. 8 3 .. 0 4. 8 Income before cumulative effect of a change in accounting principl e 1 7.9 2 4 .. 2 1 9 .. 8 76 .. 1 8 6 .. 2 Cumulative effect of a change in accounting Principle, net of tax - - - - (0.7) Net Income $ 1 7 .. 9 $ 2 4 .. 2 $ 1 9 .. 8 $ 76 .. 1 $ 8 5 .. 5

Reconciliation of consolidated EBITDA to consolidated net income for 2001-2004 (Amounts in US $) EBITDA Depreciation and amortization Operating Income (loss) Other income (expense): Equity in earnings of ventures Foreign currency gain (loss) Interest income (ex pense) , net Total other income Income before income taxes and minority Interest Income taxes Minority interest Net Income Year ended: 12/31/02 12/31/01 12/31/04 12/31/03 115.0 45.3 69.7 4.7 (0.2) (0.9) 3.6 73.3 (0.5) 17.4 $55.4 170.5 75.0 95.5 0.3 0.7 0.5 1.5 97.0 (1.5) 30.7 $64.8 27.4 41.4 (45.3) 8.2 (0.6) 0.7 8.3 (37.0) (0.1) 1.9 ($39.0) Impairment charge 31.3 - - 61.4 30.0 31.4 4.4 (1.2) (0.7) 2.5 33.9 (0.5) 4.6 $29.8 - Cumulative effect of a change in accounting principle 1.0

Reconciliation of consolidated operating income without cost of SARs to consolidated net income (Amounts in US $) Three Months Ended Twelve Months Ended 12 /3 1 /05 9 /30/06 12 /3 1 /06 12 /3 1 /05 12 /3 1 /06 O perating income without cost of SARs $ 26.5 $ 39.1 $ 4 3 .. 2 $ 116.0 $ 14 6 .. 7 Cost of SARs - 2.4 14.8 - 19.5 Operating Income 26 .. 5 36.7 2 8 .. 4 116 .. 0 12 7 .. 2 O ther income (expense): Equity in earnings (losses) of ventures ( 0. 1 ) 0.3 0.9 0. 4 1.9 Foreign currency gain (loss) ( 0. 8 ) 0.1 - ( 1 .. 2 ) 1.7 Interest income (expense) , net 0. 5 0.1 (0.1) 1. 7 0 ..6 Total other income ( 0 .. 4 ) 0.5 0.8 0 .. 9 4.2 Income before income taxes and minority Interest 26 .. 1 37.2 29 .. 2 116 .. 9 1 31 .. 4 Incom e taxes 7 .. 3 11.1 8 .. 6 3 7 .. 8 4 0 ..6 Minority interest 0. 9 1.9 0.8 3 .. 0 4.8 Income before cumulative effect of a change in accounting principle 1 7.9 24.2 1 9 .. 8 76 .. 1 8 6 .. 2 Cumulative effect of a change in accounting Principle, net of tax - - - - (0.7) Net Income $ 1 7 .. 9 $ 24.2 $ 1 9 .. 8 $ 76 .. 1 $ 8 5 .. 5

Reconciliation of consolidated net income per share - basic without cost of SARs to consolidated net income per share - basic (Amounts in US $) Three Months Ended Twelve Months Ended 12 /3 1 /05 9 /30/06 12 /3 1 /06 12 /3 1 /05 12 /3 1 /06 Net I ncome without cost of SARs $ 17.9 $ 26.3 $ 3 2 .. 5 $ 76.1 $ 103.0 Cost of SARs, net of tax - 2.1 12.7 - 17.5 Net I ncome $ 1 7 .. 9 $ 24.2 $ 1 9 .. 8 $ 76 .. 1 $ 8 5 .. 5 (Amounts in US $) Three Months Ended Twelve Months Ended 12 /3 1 /05 9 /30/06 12 /3 1 /06 12 /3 1 /05 12 /3 1 /06 Net I ncome per share - basic without cost of SARs $ 0.49 $ 0.72 $ 0.8 9 $ 2.09 $ 2.81 Cost of SARs, net of tax - 0.06 0.35 - 0.47 Net I ncome per share - basic $ 0.49 $ 0.66 $ 0. 54 $ 2.09 $ 2. 34 28